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                           SPDR(R) INDEX SHARES FUNDS

                         Supplement Dated June 20, 2008
           to the Prospectuses Dated January 31, 2008 and May 7, 2008

The information in this Supplement updates information in, and should be read in conjunction with, the "DISTRIBUTIONS" and "TAX MATTERS" sections of the prospectus for each of the SPDR Funds listed below.

     Beginning in 2009, income dividend distributions, if any, will be declared and paid semi-annually by the SPDR Funds listed below. Net capital gains, if any, will continue to be distributed at least annually by these SPDR Funds.

     SPDR(R) S&P(R) Emerging Asia Pacific ETF
     SPDR(R) S&P(R) China ETF
     SPDR(R) S&P(R) Emerging Markets ETF
     SPDR(R) S&P(R) BRIC 40 ETF
     SPDR(R) S&P(R) Emerging Europe ETF
     SPDR(R) S&P(R) Emerging Latin America ETF
     SPDR(R) S&P(R) Emerging Middle East & Africa ETF
     SPDR(R) S&P(R) World ex-US ETF
     SPDR(R) S&P(R) International Small Cap ETF
     SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF
     SPDR(R) MSCI ACWI ex-US ETF
     SPDR(R) Russell/Nomura PRIME(TM) Japan ETF
     SPDR(R) Russell/Nomura Small Cap(TM) Japan ETF
     SPDR(R) S&P(R) International Mid Cap ETF
     SPDR(R) S&P(R) Emerging Markets Small Cap ETF

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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